Intangible Assets	12 Months Ended
Jul. 31, 2022
Changes in intangible assets other than goodwill [abstract]
Intangible Assets

14. Intangible Assets

Cost	Cultivating and processing license	Brands	Software	Domain names	Patents/ Know-how	Total
	$	$	$	$	$	$
At July 31, 2020	116,433	8,440	3,710	585	1,933	131,101
Additions	-	-	1,546	-	790	2,336
Business acquisition	28,914	5,400	-	-	-	34,314
Disposals	-	-	(872)	-	-	(872)
At July 31, 2021	145,347	13,840	4,384	585	2,723	166,879
Additions	-	-	6,494	-	590	7,084
Business acquisitions	73,079	97,200	1,221	-	27,337	198,837
Loss of control	(28,914)	(5,400)	-	-	-	(34,314)
At July 31, 2022	189,512	105,640	12,099	585	30,650	338,486

Accumulated amortization and impairments
At July 31, 2020	110,957	2,000	1,966	125	45	115,093
Amortization	765	170	922	59	134	2,050
Disposals	-	-	(872)	-	-	(872)
At July 31, 2021	111,722	2,170	2,016	184	179	116,271
Amortization	6,561	7,862	3,527	59	3,338	21,347
Impairment	72,950	56,450	-	-	11,439	140,839
Loss of control	(28,914)	(5,400)	-	-	-	(34,314)
At July 31, 2022	162,319	61,082	5,543	243	14,956	244,143

Net book value
At July 31, 2020	5,476	6,440	1,744	460	1,888	16,008
At July 31, 2021	33,625	11,670	2,368	401	2,544	50,608
At July 31, 2022	27,193	44,558	6,556	342	15,694	94,343

Research and development expenses in the year ended July 31, 2022 were $3,216 (July 31, 2021 - $3,835).

During the year ended July 31, 2022, the Company adjusted the estimated useful life of its previously indefinite life brand to a three-year period based on new available information such as market comparatives and market sales data.

impairment

On January 31, 2022, indicators of impairment were identified as a result of adverse changes in the Canadian Cannabis market experienced throughout the three months ended January 31, 2022, which resulted in significant revisions to management's own forecasts of future net cash inflows and earnings from previous budgets and forecasts. As a result, the Company recorded aggregate impairment losses of $140,839 on intangible assets within the Canadian Cannabis CGU. The following details the impairment of the applicable assets to their individual recoverable amounts:

  The Company has valued the cultivation and processing licenses associated with the acquired facilities of Redecan (Note 15), using a fair value less costs of disposal model which estimates the value of the license as the difference between the present value of the future cash flows of the facility with-or-without a license in place, as at January 31, 2022 using management's revised estimates of expected future cash flows and gross margins.
  The recoverable amount was $26,556, requiring an impairment loss of $45,000. If all other assumptions were held constant, and the forecasted gross margin rate was decreased by 10%, the recoverable amount of the cultivation and processing license would decrease by $6,771. In the with-or-without approach, reducing the estimated time to obtain a license and complete cultivation and production ramp up by six months would reduce the recoverable amount of the license by $8,066. In connection with the impairment loss recorded the Atholville facility (Note 12), the Company recorded an impairment loss of $27,950 relating to cultivation and processing licenses associated with the facility. The Atholville Facility was part of the Zenabis Group and the remaining carrying value was de-recognized as part of the accounting for loss of control (Note 15).
  The Company revalued the brand asset acquired in the Redecan transaction (Note 15) as at January 31, 2022, using management's revised estimates of expected future revenues. Recoverable amount was determined to be $47,000, requiring an impairment loss of $43,754. Recoverable amount was determined with reference to fair value less cost of disposal, which utilized a relief from royalty approach model (Level 3). If all other assumptions were held constant, and the forecasted royalty rate was decreased by 10%, the recoverable amount of the brand would decrease by $5,061. The Company also impaired certain other acquired brands to their recoverable amounts, resulting in an impairment loss of $12,697.
  The Company has valued the production Know-How asset, acquired from the Redecan transaction (Note 15) as at January 31, 2022, using management's revised estimates of expected future cash flows and related gross margins (Note 15). The recoverable amount was determined to be $14,000, requiring an impairment loss of $11,438. Recoverable amount was determined with reference to fair value less costs of disposal using a with-or-without approach based on an income based DCF valuation model (Level 3). The model estimates the value of the asset as the difference between the present value of the future cash flows of pre-rolls, with-or-without the unique Know-how as at the acquisition date. The significant estimate in the model is the initial incremental margin, which depletes over time, representing an advantageous increase to gross margin due to the process. In the with-or-without approach, increasing the estimated incremental margin by 5% would not impact the assets valuation materially.